Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with Amendment No. 1 to the Annual Report on Form 20-F/A of Cognyte Software Ltd. (the “Company”) for the year ended January 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elad Sharon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19, 2024	By:	/s/ Elad Sharon
Elad Sharon
Chief Executive Officer (Principal Executive Officer)